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                                                                    Exhibit 23.3

                        [CARAS & SHULMAN PC LETTERHEAD]



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to the Registration Statement of The Princeton Review, Inc. on Form S-1 (No. 333-43874) of our report dated February 15, 2001 appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Caras & Shulman, PC

Caras & Shulman, PC
Burlington, MA
March 14, 2001